UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     On August 18, 2003, Agilent Technologies, Inc. (the “Company”) announced its results for the three months ended July 31, 2003. Information regarding such results and a copy of the financial statements of the Company for the three months ended July 31, 2003 is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description

99.1	Information regarding the results for and the financial statements of the Company for the three months ended July 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ D. Craig Nordlund

		Name:	D. Craig Nordlund
		Title:	Senior Vice President, General Counsel and Secretary
Date: August 19, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information regarding the results for and the financial statements of the Company for the three months ended July 31, 2003.